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                                                                    EXHIBIT 99

                                 CAUTIONARY STATEMENT

    MICHIGAN BREWERY, INC. (THE "COMPANY"), OR PERSONS ACTING ON BEHALF OF THE COMPANY, OR OUTSIDE REVIEWERS RETAINED BY THE COMPANY MAKING STATEMENTS ON BEHALF OF THE COMPANY, OR UNDERWRITERS OF THE COMPANY'S SECURITIES, FROM TIME TO TIME, MAY MAKE, IN WRITING OR ORALLY, "FORWARD-LOOKING STATEMENTS" AS DEFINED UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 (THE "LITIGATION REFORM ACT"). THIS CAUTIONARY STATEMENT, WHEN USED IN CONJUNCTION WITH AN IDENTIFIED FORWARD-LOOKING STATEMENT, IS FOR THE PURPOSE OF QUALIFYING FOR THE "SAFE HARBOR" PROVISIONS OF THE LITIGATION REFORM ACT AND IS INTENDED TO BE A READILY AVAILABLE WRITTEN DOCUMENT THAT CONTAINS FACTORS WHICH COULD CAUSE RESULTS TO DIFFER MATERIALLY FROM SUCH FORWARD-LOOKING STATEMENTS. THESE FACTORS ARE IN ADDITION TO ANY OTHER CAUTIONARY STATEMENTS, WRITTEN OR ORAL, WHICH MAY BE MADE, OR REFERRED TO, IN CONNECTION WITH ANY SUCH FORWARD-LOOKING STATEMENT.

    THE FOLLOWING MATTERS, AMONG OTHERS, MAY HAVE A MATERIAL ADVERSE EFFECT ON THE BUSINESS, FINANCIAL CONDITION, LIQUIDITY, RESULTS OF OPERATIONS OR PROSPECTS, FINANCIAL OR OTHERWISE, OF THE COMPANY. REFERENCE TO THIS CAUTIONARY STATEMENT IN THE CONTEXT OF A FORWARD-LOOKING STATEMENT OR STATEMENTS SHALL BE DEEMED TO BE A STATEMENT THAT ANY ONE OR MORE OF THE FOLLOWING FACTORS MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN SUCH FORWARD-LOOKING STATEMENT OR STATEMENTS.

LACK OF PROFITABILITY; LACK OF OPERATING HISTORY

    The Company had a net loss of $355,186 during the quarter ended March 30, 1997 and a net loss of $703,592 during the year ended December 29, 1996. The Company had working capital of $26,395 and $28,468 at March 30, 1997 and December 29, 1996, respectively. The Company opened a Big Buck Brewery & Steakhouse ("Brewery" or "Big Buck Brewery") in Gaylord, Michigan (the "Gaylord Brewery"), in May 1995 and a Big Buck Brewery in Grand Rapids, Michigan (the "Grand Rapids Brewery"), in March 1997. Prior to the opening of the Gaylord Brewery, the Company had no operations or revenues. Accordingly, the Company's operations are subject to all of the risks inherent in the establishment of a new business enterprise, including the lack of operating history. The likelihood of success of the Company must be considered in light of the problems, expenses, difficulties, complications and delays frequently encountered in connection with the establishment of a business. There can be no assurance that future operations of any Big Buck Brewery will be profitable. Future revenues and profits, if any, will depend upon various factors, including the quality of restaurant operations, the acceptance of the Company's beer and general economic conditions. In general, restaurants experience a decline in revenue growth or of actual revenues following a period of excitement which accompanies their opening. There is no assurance that the Company can operate profitably or that it will successfully implement its plans to open additional Big Buck Breweries, in which case the Company will continue to be dependent on the revenues of the Gaylord and Grand Rapids Breweries.

DEVELOPMENT OF FUTURE BREWERIES; EXPANSION PLAN RISKS

    The total cost of developing, constructing and opening the Gaylord Brewery was approximately $5.8 million, including approximately $3.1 million for design and construction, $1.3 million for equipment, furniture and fixtures relating to the restaurant, $1.0 million for brewing and bottling equipment, and $400,000 for land. The Company purchased an existing structure for the Grand Rapids Brewery. The total cost of the land, building, remodeling, equipment, furniture and fixtures for the Grand Rapids Brewery was approximately $3.1 million. Management believes that each new Brewery will be of a building style and size suitable to its location. Accordingly, the Company has not developed a standardized Brewery layout.

    The Company anticipates it will develop and open two additional Big Buck Breweries, including one in Auburn Hills, a suburb of Detroit, during the remainder of 1997. The Company estimates that the cost of developing and opening the Auburn Hills Brewery will be approximately $8.4 million. The remaining Big Buck Brewery scheduled to be opened in 1997 is anticipated to be a leased facility with an approximate cost between $1.3 and $1.5 million for equipment and leasehold improvements. The Company intends to obtain real estate financing for $4.0 million of the cost of developing and opening the new Breweries, which may include a sale

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and leaseback of the Auburn Hills site.  The Company believes that the remaining net proceeds of its initial public offering, together with such financing, will be sufficient to finance these expansion plans, depending on the definitive locations, site conditions, construction costs and size and type of Breweries built. There are no assurances that a sale and leaseback or any other real estate financing will be available on terms acceptable or favorable to the Company, or at all. Without such additional financing, the Company's development plans will be slower than planned or even unachievable.

    Successful expansion of the Company's operations will be largely dependent upon a variety of factors, some of which are currently unknown or beyond the Company's control, including customer acceptance of Big Buck Brewery restaurants and Big Buck Beer-Registered Trademark-; the ability of the Company's management to identify suitable sites and to negotiate purchases and financing of such sites; timely and economic development and construction of Breweries; timely approval from local governmental authorities; the hiring of skilled management and other personnel; the ability of the Company's management to apply its policies and procedures to a larger number of Breweries; the availability of adequate financing; the general ability to successfully manage growth; and the general state of the economy. There can be no assurance that the Company will be able to open new Breweries.

    The Company's strategy includes operating a brewhouse at each Big Buck Brewery. Successful operation of separate brewhouses will require the Company to overcome various organizational challenges such as increasing and maintaining production and establishing and maintaining quality control over numerous geographically separated Breweries. In attempting to expand beer distribution, the Company will be required to establish and manage relationships with wholesale distributors, retailers and consumers in new markets. The Company is the sole promoter of sales of its beer in new markets. Consumer tastes and preferences may vary from market to market. There can be no assurance that the Company will be successful in entering new markets.

NEED FOR FINANCING

    The Company's ability to execute its business strategy is dependent on its ability to obtain substantial financing for the development of additional Breweries. The Company intends to obtain real estate financing for the costs of developing and opening the two new Breweries it intends to open during the remainder of 1997. However, no assurance can be given that the Company will obtain the financing required to develop and open the two additional Breweries. In addition, the Company will require further financing to develop and open additional Breweries. The Company anticipates that future development and expansion will be financed through the public or private sale of additional equity or debt securities, capital leases and other credit facilities. There can be no assurance that any additional funds will be available or that such funds, if available, will be on terms acceptable to the Company or its shareholders. New investors may seek and obtain substantially better terms than those available to investors purchasing shares of Common Stock on the open market and the Company's issuance of securities in the future may result in substantial dilution.

MICHIGAN LAW MAY LIMIT GROWTH

    The Company is licensed under Michigan law as a "microbrewery." A microbrewery in Michigan is limited to the production of not more than 30,000 barrels of beer per year by all breweries owned or controlled by the same person, whether within or outside Michigan. Without a change in current law, the Company will limit its sales of beer off-site so as to reserve its brewing capacity for sales of beer on-site which provide the Company higher margins, but do not reach the same customer base. There can be no assurance that legislation raising the barrelage ceiling will pass, that any such legislation will pass in a form which would facilitate the Company's expansion plans, or that if such legislation is not passed, the Company will be able to become licensed to brew in excess of 30,000 barrels per year.

RISKS RELATED TO SALE/LEASEBACK

    On April 11, 1997, the Company sold the Grand Rapids site, including all improvements thereto, to an unrelated third party pursuant to a real estate purchase and leaseback agreement for $1.4 million. Pursuant

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to a separate lease agreement, the Company leases the Grand Rapids site at a minimum annual base rent of $140,000 and a maximum annual base rent of $192,500 over a ten-year term. The lease may be extended at the option of the Company for two additional five-year terms. In addition to the annual base rent, the Company is obligated to pay an annual percentage rent in the amount of 5% on gross sales at the site in excess of $2.9 million per year. In the event that such annual gross sales do not exceed $2.9 million for any two consecutive years during the lease term, the Company is obligated to repurchase the Grand Rapids site for $1.4 million, plus $70,000 for each lease year on a pro rata basis.
The Company has the option to purchase the property from the lessor after the seventh full lease year for $1.4 million, plus $70,000 for each lease year on a pro rata basis. The lessor has the option to require the Company to purchase the property after the seventh full lease year at the same price.

    The lessor may terminate the lease in the event of a default which is not cured within the applicable grace period. A default is defined as (i) the Company's failure to make a rental payment within 30 days after receipt of written notice that a payment is past due or (ii) the Company's failure to perform its obligations under the lease (other than rent payments) within 30 days after written notice of a curable violation, provided, however that if such default cannot be cured within the 30-day period, a default will be deemed to have occurred only if the Company has failed to commence a cure within such 30-day period.

    The annual percentage rent of 5% of the gross sales at the site in excess of $2.9 million per year is required whether the Grand Rapids Brewery is profitable or not. In the event that the Company is required to pay an annual percentage rent, the funds available to the Company for working capital and development plans will be reduced. In the event that an annual percentage rent is not required over two consecutive years, the Company may be forced to repurchase the site at a premium over the sale price. There can be no assurance that the Company will have sufficient funds to repurchase the Grand Rapids Brewery. In the event of a default and termination of the lease, the Company would be unable to continue to operate the Grand Rapids Brewery, which could have a material adverse impact on the Company's operating results.

COMPETITION; CERTAIN FACTORS AFFECTING THE RESTAURANT AND BREWING INDUSTRIES

    The restaurant industry is highly competitive with respect to price, service, food quality (including taste, freshness, and nutritional value) and location. New restaurants have a high failure rate. The restaurant industry is also generally affected by changes in consumer preferences, national, regional and local economic conditions, and demographic trends. The performance of individual restaurants may also be affected by factors such as traffic patterns, demographic considerations, and the type, number and location of competing restaurants. In addition, factors such as inflation, increased food, labor and employee benefit costs, and the lack of availability of experienced management and hourly employees may also adversely affect the restaurant industry in general and the Company's restaurants in particular. Restaurant operating costs are further affected by increases in the minimum hourly wage, unemployment tax rates and similar matters over which the Company has no control. There are numerous well-established competitors, including national, regional and local restaurant chains, possessing substantially greater financial, marketing, personnel and other resources than the Company. The Company also competes with a large variety of locally owned restaurants, diners and other establishments that offer moderately priced food to the public and with other microbrewery restaurants in a highly competitive and developing microbrewery and brewpub restaurant market. Other restaurants and companies could utilize the Big Buck Brewery format or a related format. There can be no assurance that the Company will be able to respond to various competitive factors affecting the restaurant industry.

    The domestic beer market is highly competitive due to: the enormous advertising and marketing expenditures by national and major regional brewers; the continuing proliferation of microbreweries, regional craft breweries, brewpubs and other small craftbrewers; the introduction of fuller-flavored products by certain major national brewers; and a general surplus of domestic brewing capacity, which facilitates existing contract brewer expansion and the entry of new contract brewers. Although domestic demand for craftbrewed beers has increased dramatically over the past decade, there can be no assurance that this demand will continue. The Company anticipates intensifying competition in the craftbrewed beer market. Most of the Company's brewing competitors possess marketing, financial, personnel and other resources substantially greater than

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those of the Company, and there can be no assurance that the Company will be able to succeed against intensified competition in the craftbrewed and fuller-flavored beer markets.

BREWERY OPERATING HAZARDS

    The Company's brewing operations are subject to certain hazards and liability risks faced by all brewers, such as potential contamination of ingredients or products by bacteria or other external agents that may be wrongfully or accidentally introduced into products or packaging. The Company's products are not pasteurized. While the Company has never experienced a contamination problem in its products, the occurrence of such a problem could result in a costly product recall and serious damage to the Company's reputation for product quality. The Company's operations are also subject to certain injury and liability risks normally associated with the operation and possible malfunction of brewing and other equipment. Although the Company maintains insurance against certain risks under various general liability and product liability insurance policies, there can be no assurance that the Company's insurance will be adequate.

BEER AND LIQUOR REGULATION

    A significant percentage of the Company's revenue is derived from beer sales. On-site sales of beer accounted for 21% of revenues and off-site sales of beer accounted for an additional 3.6% of revenues during the fiscal year ended December 29, 1996. These percentages are expected to increase over the next few years in relation to food sales. The Company must comply with federal licensing requirements imposed by the Bureau of Alcohol, Tobacco and Firearms of the United States Department of Treasury, as well as the licensing requirements of states and municipalities where its Breweries are or will be located.
Failure to comply with federal, state or local regulations could cause the Company's licenses to be revoked and force it to cease the brewing and/or sale of its beer. Typically, licenses must be renewed annually and may be revoked or suspended for cause at any time. Additionally, state liquor laws may prevent or impede the expansion of the Company's Breweries into certain markets. While the Company has not experienced and does not anticipate any significant problems in obtaining required licenses, permits or approvals, any difficulties, delays or failures in obtaining such required licenses, permits or approvals could delay or prevent the opening of a Brewery in a particular area. In addition, changes in legislation, regulations or administrative interpretation of liquor laws after the opening of a Brewery in a jurisdiction may prevent or hinder the Company's expansion or operations in that jurisdiction or increase operating costs. See "Michigan Law May Limit Growth" above.

RESTAURANT REGULATION

    The restaurant industry is subject to numerous federal, state and local government regulations, including those relating to the preparation and sale of food and to building and zoning requirements. The Company is subject to regulation by air and water pollution control divisions of the Environmental Protection Agency of the United States and by various states and municipalities in which its Breweries are or will be located. The Company is also subject to laws governing its relationship with employees, including minimum wage requirements, overtime, working and safety conditions and citizenship requirements. Restaurant operating costs are affected by increases in the minimum hourly wage, unemployment tax rates, sales taxes and similar matters, such as any government mandated health insurance, over which the Company has no control.

    The Company is subject to "dram-shop" laws in Michigan and will be subject to such statutes in certain other states into which it expands. These laws generally provide someone injured by an intoxicated person the right to recover damages from an establishment which wrongfully served alcoholic beverages to such person. The Company carries liquor liability coverage as part of its existing comprehensive general liability insurance. However, a judgment against the Company under a dram-shop statute in excess of the Company's liability coverage could have a material adverse effect on the Company.

TAXES; SMALL BREWERS EXCISE TAX CREDIT

    The federal government currently imposes an excise tax of $18 on each barrel of beer produced for domestic consumption in the United States. However, each brewer with production under 2,000,000 barrels

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per year is granted a small brewer's excise tax credit in the amount of $11 per barrel on its first 60,000 barrels produced annually. No assurance can be given that the federal government will not reduce or eliminate this credit. To the extent Company-wide production increases to amounts over 60,000 barrels per year, there will be an increase in the average federal excise tax rate of the Company. Michigan currently imposes an excise tax of $6.30 per barrel on each barrel of beer sold in Michigan. However, each brewer which is a "microbrewery" under Michigan law (presently with production under 30,000 barrels per year) is granted a microbrewer's excise tax credit in the amount of $2 per barrel on its first 20,000 barrels produced annually. To the extent Company-wide production increases to amounts over 20,000 barrels per year, there will be an increase in the average Michigan excise tax rate of the Company. Other states and municipalities into which the Company may expand also impose excise or other taxes or special charges on alcoholic beverages in varying amounts, which amounts are subject to change. It is possible that in the future the rate of excise taxation could be increased by either the federal or state governments, or both. Increased excise taxes on alcoholic beverages have been considered by the United States Congress as an additional source of tax revenue in connection with various proposals and could be included in future legislation. Future increases in excise taxes on alcoholic beverages, if enacted, could adversely affect the Company.

DEPENDENCE ON KEY PERSONNEL; NEED FOR ADDITIONAL PERSONNEL

    The Company's future success will depend in large part upon the continued service of its key management personnel including William F. Rolinski, Gary J. Hewett and Anthony P. Dombrowski. Given the Company's limited operating history, the Company is dependent on its ability to identify, hire, train and motivate qualified personnel necessary to enable it to continue operations. The Company does not have key person life insurance policies on any of its
employees.   The departure of key employees could have a material adverse effect on the Company's business. The Company's success will also be dependent upon its ability to attract and retain qualified people, including additional management personnel. No assurance can be given that the Company's current employees will continue to work for the Company or that the Company will be able to obtain the services of additional personnel necessary for the Company's growth. To date, the Company has not entered into any employment agreements with its personnel.

NO ASSURANCE AS TO LIQUIDITY ON THE NASDAQ SMALLCAP MARKET

    The Company's Common Stock, Class A Warrants and Units are currently listed on the Nasdaq SmallCap Market. There can be no assurance that an active public market will develop or be sustained for the Company's securities. In addition, if the Company's securities do not continue to trade on the Nasdaq SmallCap Market, the securities would become subject to certain rules of the Securities and Exchange Commission relating to "penny stocks." Such rules require broker-dealers to make a suitability determination for purchasers and to receive the purchaser's prior written consent for a purchase transaction, thus restricting the ability to purchase or sell the securities in the open market.

CURRENT PROSPECTUS AND STATE REGISTRATION REQUIRED TO EXERCISE WARRANTS; POSSIBLE REDEMPTION OF WARRANTS

    Warrantholders will be able to exercise the Class A Warrants, and the Company will be able to issue the shares of Common Stock underlying such Warrants, only if a current prospectus relating to the Common Stock underlying the Class A Warrants is then in effect and only if the Common Stock is qualified for sale or exempt from qualification under the applicable securities laws of the states in which the warrantholders reside. Although the Company will use its best efforts to (i) maintain the effectiveness of a current prospectus covering the shares of Common Stock underlying the Class A Warrants pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and (ii) maintain the exemptions or qualifications of such Common Stock under the securities laws of the states in which the Company initially qualified its securities for sale in the initial public offering, there can be no assurance that the Company will be able to do so. The Company will not be able to issue shares of Common Stock to those persons desiring to exercise the Class A Warrants if a prospectus is not kept effective under the Securities Act or if the Common Stock underlying the Class A Warrants is not qualified or exempt from qualification in the state where the holders of the Class A Warrants reside. In such a case, the holders of the Class A Warrants could lose the benefit of owning the Class A Warrants unless they could resell the Class A Warrants. The Class A Warrants are subject to redemption at

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any time by the Company at $.01 per warrant, on 30 days prior written notice, if the high closing bid price of the Common Stock exceeds $9.00 per share (subject to adjustment) for 20 consecutive trading days. If the Class A Warrants are redeemed, warrantholders will lose their right to exercise the Class A Warrants except during such 30-day redemption period. Redemption of the Class A Warrants could force the holders to exercise the Class A Warrants at a time when it may be disadvantageous for the holders to do so or to sell the Class A Warrants at the then market price or accept the redemption price of $.01 per warrant.

CONTROL BY MANAGEMENT

    The current officers and directors of the Company beneficially own approximately 43.7% of the outstanding Common Stock. Assuming the exercise of all Class A Warrants, the current officers and directors of the Company will beneficially own approximately 29.5% of the outstanding Common Stock. Accordingly, such persons can, and in the future would be able to, exert substantial influence over the composition of the Company's Board of Directors and generally direct the affairs of the Company and may have the power to control the outcome of shareholder approvals of business acquisitions, mergers and combinations and other actions.

SEASONALITY AND FLUCTUATIONS IN QUARTERLY RESULTS

    The Company's sales and earnings are expected to fluctuate based on seasonal patterns. The Company anticipates that its highest earnings will occur in the second and third calendar quarters. In addition, quarterly results in the future are likely to be substantially affected by the timing of new Brewery openings. Because of the seasonality of the Company's business and the impact of new Brewery openings, results for any quarter are not necessarily indicative of the results for a full fiscal year.

UNCERTAIN TRADEMARK PROTECTION; PROPRIETARY MARKS

    The Company's ability to successfully operate will depend in part upon its ability to register and protect its trademarks. The Company applied for registration of a number of trademarks and service marks with the United States Patent and Trademark Office on February 1, 1996, including BIG BUCK BREWERY & STEAKHOUSE and BIG BUCK BEER-Registered Trademark-. The Company received a certificate of registration for BIG BUCK BEER-Registered Trademark- on March 11, 1997. The United States Patent and Trademark Office has yet to grant a certificate of registration for BIG BUCK BREWERY & STEAKHOUSE. In the event the Company is denied registration, the Company may incur significant expense in creating and developing new marks or in operating under its existing marks, and may be restricted in where it can locate future Breweries using the Company's marks. There is no assurance that the Company's marks will be granted registration for all or any of the uses proposed in the Company's applications. In the event that the Company's marks are granted registration, there is no assurance that such marks will be enforceable against prior users in the areas where the Company conducts or will conduct operations.

MICHIGAN ANTI-TAKEOVER LAWS

    The Company is subject to Michigan statutes regulating business combinations and restricting voting rights of certain persons acquiring shares of Common Stock which may hinder or delay a change in control of the Company.

VOLATILITY OF MARKET PRICE OF COMMON STOCK

    The market price of the Company's Common Stock has been subject to significant fluctuations in response to numerous factors, including variations in the annual or quarterly financial results of the Company or its competitors, changes by financial research analysts in their estimates of the earnings of the Company or its competitors, conditions in the economy in general or in the brewing industry in particular, unfavorable publicity or changes in applicable laws and regulations (or judicial or administrative interpretations thereof) affecting the Company or the brewing industry. During fiscal year 1996, the market price of the Company's Common Stock ranged from a high of $4.375 on September 30 and October 1, 1996, to a low of $2.50 on

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September 23, 1996.  During the first 145 days of 1997, the Company's Common
Stock ranged from a high of $3.75 on May 14, 16, 19, 20 and 21, 1997, to a low of $1.75 on March 24, 1997. There can be no assurance that purchasers of shares of Common Stock will be able to sell their shares at or above the prices at which they were purchased.

IMPACT OF SALE OF SECURITIES; SECURITIES ELIGIBLE FOR FUTURE SALE

    The Company had 5,275,000 shares of Common Stock outstanding as of May 15, 1997, and had warrants and options outstanding to purchase additional Common Stock outstanding totaling 3,432,500 shares of Common Stock, exercisable at prices ranging from $3.00 to $8.00 per share. The Company is obligated to register up to 632,500 shares of Common Stock on behalf of certain shareholders pursuant to outstanding registration rights. The sale of such Common Stock and additional Common Stock which may become eligible for sale in the public market from time to time upon exercise of warrants and stock options, or upon the expiration of applicable holding periods, could have the effect of depressing the market prices for the Company's Common Stock.

ABSENCE OF DIVIDENDS

    The Company has not paid any cash dividends since its inception and does not anticipate paying cash dividends in the foreseeable future. The Company presently expects to retain its earnings to finance the development and expansion of its business. The declaration or payment by the Company of dividends, if any, on its Common Stock in the future is subject to the discretion of the Board of Directors and will depend on the Company's earnings, financial condition, capital requirements and other relevant factors. The declaration or payment by the Company of dividends is also subject to the terms of the Company's credit facility with its bank.